UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2024

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
7.00% Series D Cumulative Perpetual Redeemable Preferred Stock	EFC PRD	The New York Stock Exchange
8.250% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PRE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03. Submission of Matters to a Vote of Security Holders
Following the vote of the stockholders of Ellington Financial Inc. (the "Company") to adopt an amendment to the Certificate of Incorporation (the "Charter") of the Company at the 2024 annual meeting of stockholders of the Company, which was held on Friday May 17, 2024 and is described below in Item 5.07 of this Current Report, the Company filed an amendment to the Charter with the Secretary of State of the State of Delaware on May 17, 2024 to effect an increase in the number of authorized shares of common stock, par value $0.001 per share (the "Common Stock"), from 200,000,000 shares to 300,000,000 shares, with a corresponding increase in the total number of authorized shares from 300,000,000 shares to 400,000,000 shares. The amendment to the Charter is being filed herewith as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
On May 17, 2024, the Company held its Annual Meeting of Stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. The final voting results for each of the matters submitted to a vote of the stockholders at the annual meeting are set forth below.
Proposal 1: Election of Directors
Votes regarding the election of five directors, each of whom was elected for a term expiring at the 2025 annual meeting or until such time as his or her successor is elected and qualified, were as follows:

	For	Withheld	Broker Non-Votes
Stephen J. Dannhauser	35,596,469	6,426,170	23,108,999
Lisa Mumford	39,880,134	2,142,505	23,108,999
Laurence E. Penn	40,149,726	1,872,913	23,108,999
Edward Resendez	39,665,104	2,357,535	23,108,999
Ronald I. Simon, Ph.D.	38,571,909	3,450,730	23,108,999
Proposal 2: Advisory (Non-Binding) “Say on Pay” Vote to Approve Executive Compensation
Votes on a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
36,317,488	4,979,356	725,795	23,108,999
Proposal 3: Ratification of the Appointment of the Company's Independent Registered Public Accountants
Votes regarding the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 were as follows:

For	Against	Abstentions	Broker Non-Votes
62,906,734	1,792,708	432,196	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.
Proposal 4: Approval of an Amendment to our Charter to Increase the Total Authorized Number of Common Shares for Issuance from 200,000,000 to 300,000,000 shares, with a Corresponding Increase in the Total Authorized Number of Shares from 300,000,000 to 400,000,000 shares
Votes on a proposal to approve an amendment to our Charter to increase the total number of Common Shares for Issuance were as follows:

For	Against	Abstentions	Broker Non-Votes
56,087,204	8,150,455	893,979	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Ellington Financial Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	May 20, 2024	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer